SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                             -----------------

                                 FORM 8-K/A

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                               July 23, 1997
                     (Date of earliest event reported)


                               FIRST USA BANK
           (Exact name of Registrant as specified in its charter)
       (AS SERVICER ON BEHALF OF FIRST USA CREDIT CARD MASTER TRUST)


         DELAWARE                 33-99362                 76-0039224
(State or other jurisdiction   (Commission File          (IRS Employer
     of incorporation or             Number)             Identification
        organization)

201 NORTH WALNUT STREET, WILMINGTON, DELAWARE            19801
(Address of principal executive offices)               (Zip code)

                               (302) 594-4000
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
           (Former name, former address and former fiscal year,
                       if changed since last report)



ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            On June 27, 1997, the parent corporation for First USA Bank (the "Bank"), First USA, Inc., was merged (the "Merger") with and into BANC ONE CORPORATION ("BANC ONE"), at which time the separate corporate existence of First USA, Inc. ceased. As a result of the Merger, the Bank is now an indirect, wholly owned subsidiary of BANC ONE. In connection with such merger, the Bank, in its capacity as servicer of the First USA Credit Card Master Trust (the "Trust"), changed the independent accountants for the Trust from Ernst & Young LLP ("Ernst & Young") to Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), who serve as independent accountants for BANC ONE. The sole reason for the change of the independent accountants was to align the independent accountants of the Trust with those of BANC ONE.

            The Trust does not have financial statements and the reports of independent accountants for the Trust are limited to (i) examining the assertion of the Servicer that it has maintained effective internal control over the servicing of credit card accounts under the Master Pooling and Servicing Agreement for the Trust, in accordance with standards established by the American Institute of Certified Public Accountants and (ii) comparing the mathematical calculations of each amount set forth in the monthly servicer's certificates prepared by the Servicer with the Servicer's computer reports, which were the source of such amounts. Therefore, the standards enumerated in Item 304 of Regulation S-K under the Securities and Exchange Act of 1934 ("Item 304"), which apply to audits of financial statements, are not applicable to the services performed for the Trust by independent accountants. Nonetheless, the reports of Ernst & Young with respect to the Trust for the two fiscal years ended June 30 prior to their replacement did not state that either (x) the assertion of the Servicer in clause (i) above was not fairly stated, in all material respects or (y) the amounts referred to in clause (ii) above were not in agreement, except for such exceptions as Ernst & Young believed to be immaterial, and there were no disagreements (as defined in the instructions to Item 304 of Regulation S-K) between Ernst & Young and the Bank, in its capacity as servicer of the Trust, in connection with such reports. The decision to change accountants was made in connection with the Merger in order to align the independent accountants of the Trust with those of BANC ONE.

            In the two years prior to Coopers & Lybrand's appointment, the Bank, in its capacity as servicer of the Trust, did not consult Coopers & Lybrand in any matter with respect to the Trust.

            A letter from Ernst & Young stating their agreement with the statements made herein is attached hereto as Exhibit 16.01.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

            The following exhibit is filed as part of this report:

(16.01)     Letter regarding Change in Certifying Accountant



                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 14, 1998          FIRST USA BANK
                              --------------

                              By:/s/Tracie H. Klein
                                   Tracie H. Klein
                                   Vice President




                               EXHIBIT INDEX


Exhibit No.       Description                               Page No.

   16.01          Letter regarding Change in Certifying
                  Accountant                                    6